second addendum to the revolving credit facility agreement ENTERED INTO ON 1 august 2018 between

absa bank limited (acting through its Corporate Investment Banking Division)

as Mandated Lead Arranger and Original Lender and Hedge Provider

and

DRDGold Limited

as Borrower

and

ERGO mining Proprietary Limited

as Hedge Counterparty and Obligor

and

The companies listed in Schedule 1

as Guarantors

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Table of Contents

CLAUSE                                                                                                                                   PAGE

SCHEDULE                                                                                                                             PAGE

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This SECOND ADDENDUM TO THE REVOLVING CREDIT FACILITIES AGREEMENT ENTERED INTO ON 1 AUGUST 2018 (the "Amendment Agreement") is entered into on the Signature Date
BETWEEN:

(1)                     Absa Bank Limited (acting through its Corporate Investment Banking Division), a company incorporated in South Africa with registration number 1986/004794/06

                                                                                                                        - as "Mandated Lead Arranger", "Original Lender" and "Hedge Provider"-

(2)                     DRDGold Limited, a company incorporated in South Africa with registration number 1895/000926/06

                                                                                                                                                                                                                                                                                                             - as "Borrower"-

(3)                     Ergo Mining Proprietary Limited, a company incorporated in South Africa with registration number 2007/004886/07

                                                                                                                                                                                                                                                                          - as "Hedge Counterparty" -

(4)                     The Companies listed in Schedule 1

                                                                                                                                                                                                                                                                                      - each as a "Guarantor"-

The parties listed in no. (1) to (4) above are referred to collectively as the "Parties"  and each as a "Party".

Preamble

(A)                    On or about 1 August 2018, the Parties entered into the Revolving Credit Facility Agreement (as defined below).

(B)                    The Parties have amended the Revolving Credit Facility Agreement on the terms set out in the first addendum entered into on or about 10 December 2018 and again on the terms set out in the extension letter dated 12 August 2020.

(C)                    The Parties wish to further amend the Revolving Credit Facility Agreement so as to (1) extend the Final Repayment Date, (2) reduce the Total Commitment (3) amend the Margin and (4) make any other consequential changes, all on the basis set out in this Amendment Agreement.

Now it is agreed as follows:

1.                        Definitions

1.1                     In this Amendment Agreement, including the preamble above and except where the contrary appears from the wording or the context, the following terms shall have the following meanings:

"Amendment Date" means the date on which the Original Lender notifies the Borrower that it is satisfied that each of the Conditions Precedents have either been timeously fulfilled to the Original Lender's satisfaction or have been waived by the Original Lender in accordance with the provisions of clause 2.1.

"Conditions Precedent" means the documents and evidence listed in Schedule 2 (Conditions Precedent) hereto.

"Revolving Credit Facility Agreement" means the written revolving credit facility agreement entered into amongst the Parties (other than Far West) on or about 1 August 2018 (as amended from time to time).

"Signature  Date" means the date of the signature of the Party last signing this Agreement in time.

"Upfront Fee" means the upfront fee referred to in clause 6.

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1.2                     Interpretation

1.2.1               Save as defined in this Amendment Agreement, words and expressions defined in the Revolving Credit Facility Agreement bear the meanings ascribed to them in the Revolving Credit Facility Agreement.

1.2.2               The provisions of clauses 1.1 (Definitions) to 1.3 (Third-party Rights) (inclusive), clause 28 (Notices), clause 30 (Partial Invalidity), clause 32 (Remedies and Waivers), clause 41 (Governing Law) and clause 42 (Jurisdiction) of the Revolving Credit Facility Agreement shall be incorporated into this Amendment Agreement as if set out in full in this Amendment Agreement and as if references in those clauses to "this Agreement" are references to this Amendment Agreement (mutatis mutandis), except that references in clauses 1.1 (Definitions) to 1.3 (Third party rights) (inclusive) of the Revolving Credit Facility Agreement to this Agreement are to be construed as references to this Amendment Agreement.

Operative clauses

2.                        Conditions Precedent

2.1                     This Agreement is subject in all respects to the fulfilment (or waiver) of the Conditions Precedent all in form and substance satisfactory to the Original Lender. The Original Lender shall notify the Borrower promptly upon being so satisfied.

2.2                     The Conditions Precedents are expressed to be solely for the benefit of the Original Lender, which may by written notice to that effect from the Original Lender either unconditionally waive or defer any or all of the Conditions Precedents.

2.3                     Should the Conditions Precedent not be fulfilled or to the extent applicable, waived on or before 13 September 2020 or such later date as the Original Lender may agree in writing then this Amendment Agreement shall never become of any force or effect.

3.                        Amendments

With effect from the Amendment Date, the Revolving Credit Facility Agreement is hereby amended as follows:

3.1                     the deletion of clause 1.1.1A in its entirety;

3.2                     the deletion of clause 1.1.10 in its entirety and the replacement thereof with the following new clause 1.1.10:

"Available Commitment" means the Lender's Commitment under the Facility minus (subject as set out below):

1.1.10.1 the amount of its participation in any outstanding Loans under the Facility; and

1.1.10.2 in relation to any proposed Utilisation, the amount of its participation in any Loans that are due to be made under the Facility on or before the proposed Utilisation Date;

provided that for the purposes of calculating the Available Commitment in relation to any proposed Utilisation under the Facility, the Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date shall not be deducted from the Lender's Commitment;"

3.3                     the deletion of clause 1.1.15A in its entirety;

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3.4                     the deletion of clause 1.1.15B in its entirety;

3.5                     the deletion of the amount "ZAR300 000 000 (three hundred million rand)" at clause 1.1.17 (Commitment) and the replacement thereof with "ZAR200 000 000 (two hundred million rand)";

3.6                     the deletion of clause 1.1.41 in its entirety and the replacement thereof with the following new clause 1.1.41 "1.1.41  Final Repayment Date means 13 September 2022."

3.7                     the deletion of clause 1.1.50A in its entirety;

3.8                     the deletion of clause 1.1.50B in its entirety;

3.9                     the deletion of clause 1.1.50C in its entirety;

3.10                 the deletion of the numbers and words "325 (three hundred and twenty-five)" at clause 1.1.69 (Margin) and the replacement thereof with "275 (two hundred and seventy-five)";

3.11                 the deletion of clause 1.1.71A in its entirety;

3.12                 the deletion of the amount "ZAR300 000 000 (three hundred million rand)" at clause 1.1.124 (Total Commitments) and the replacement thereof with "ZAR200 000 000 (two hundred million rand)";

3.13                 the deletion of clause 1.1.2A in its entirety;

3.14                 the deletion of clause 3 in its entirety and the replacement thereof with the following new clause 3:

"3. Purpose

The Borrower shall be entitled to utilise the Facility for the purpose of:

3.1.1 funding the capital expenditure for Phase 1 of the West Rand Tailing Retreatment Project, and/or

3.1.2 the Group's general working capital requirements."

3.15                 the deletion of clause 4.1A in its entirety;

3.16                 the deletion of clause 4.2A in its entirety;

3.17                 the deletion of clause 5A in its entirety;

3.18                 the deletion of clause 6A in its entirety;

3.19                 the deletion of clause 20.1.2 in its entirety and the replacement thereof with the following new clause 20.1.2:

"20.1.2   "EBITDA" means, in respect of any Measurement Period, the consolidated net operating profit of the Group (as determined in accordance with IFRS in each case during such Measurement Period) before the inclusion of the following items:

20.1.2           any interest (including interest related to the unwinding of any provision), commission, fees, discounts, prepayment fees, premiums or charges and other finance payments whether paid, payable or capitalised by any member of the Group (calculated on a consolidated basis);

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20.1.2.2.     Tax charged (including deferred tax) per the income statement;

20.1.2.3.     interest received on any cash and cash equivalents;

20.1.2.4.     depreciation, amortisation of intangible assets or impairment of all assets of members of the Group (and taking no account of the reversal of any previous impairment charge made in that Measurement Period);

20.1.2.5.     the amount of any profit (or adding back the amount of any loss) of any member of the Group which is attributable to minority interests;

20.1.2.6.     any non-cash adjustments in accordance with IFRS;

20.1.2.7.     the amount of any profit of any Non-Group Entity to the extent that the amount of the profit included in the financial statements of the Group exceeds the amount actually received in cash by members of the Group through distributions by the Non-Group Entity;

20.1.2.8.     unrealised gains or losses on any financial instrument (other than any derivative instrument which is accounted for on a hedge accounting basis);

20.1.2.9.     the amount of any gain or loss arising from an upward or downward revaluation of any other asset at any time after 30 June 2017;

20.1.2.10.   any Pension Items;

20.1.2.11.   costs related to acquisitions and retrenchments that, save as otherwise agreed by the Original Lender in writing, cumulatively do not exceed ZAR20,000,000 (twenty million rand) for the period commencing on the Amendment Date up to and including the Final Repayment Date;

20.1.2.12.   after deducting operating lease expenses relating to a lease or hire purchase contract that would have been treated as an operating lease in accordance with IFRS in force prior to 1 January 2019 (namely before the implementation of IFRS 16), in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining operating profits of the Group before taxation.";

3.20                 the deletion of clause 22.20.4 in its entirety;

3.21                 the deletion of clause 22.20.5 in its entirety;

3.22                 the deletion of Part II of Schedule 3 in its entirety;

3.23                 the deletion of the words "A Borrower" wherever it appears in Revolving Credit Facility Agreement and the replacement thereof with "The Borrower"; and

3.24                 the deletion of the words "a Facility" wherever it appears in the Revolving Credit Facility Agreement and the replacement thereof with "the Facility".

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4.                        Representations

The Repeated Representations are made and deemed to be made, as applicable, by each Obligor (by reference to the facts and circumstances then existing) on:

4.1                     the Signature Date; and

4.2                     the Amendment Date,

5.                         Continuity and Further Assurances

5.1                     Continuing obligations

5.1.1               The provisions of the Revolving Credit Facility Agreement shall, save as amended by this Amendment Agreement, continue in full force and effect.

5.1.2               The Parties record that the amendments to the Revolving Credit Facility Agreement which are provided for in this Amendment Agreement shall not (and are in no way intended to) constitute a novation by any of the Parties of the agreement recorded in the Revolving Credit Facility Agreement.

5.1.3               The provisions of this Amendment Agreement will prevail where there is any conflict with the Revolving Credit Facility Agreement.

5.2                     Confirmation of Guarantee Obligations

Each Guarantor confirms for the benefit of the Finance Parties that the guarantee and indemnity given by it in clause 17 (Guarantee and Indemnity) under the Revolving Credit Facility Agreement shall:

5.2.1               remain in full force and effect notwithstanding the amendments thereto; and

5.2.2               extend to any new obligations assumed by any Obligor.

5.3                     Confirmation of Security

5.4                     The Borrower confirms for the benefit of the Finance Parties that the Security created by it pursuant to each Security Document to which it is a party shall, subject to the enforcement or similar limitations set out in the respective Security Document remains in full force and effect notwithstanding the amendments referred to in clause 3 (Amendments).

5.5                     Further assurance

Each Obligor shall, at the reasonable request of the Original Lender and at such Obligor's own expense, do all such acts and things necessary to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.

6.                        Upfront Fee

6.1                     The Borrower shall pay to the Original Lender an Upfront Fee computed at a rate of 0.5 per cent. of the Total Commitments, which Upfront Fee shall have accrued on the Signature Date and be payable on the Amendment Date.

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6.2                     The Upfront Fee is exclusive of VAT or any similar taxes chargeable on or in connection with same.  If any VAT or other similar taxes become chargeable, such taxes shall be added to such fee at the appropriate rate and shall be paid by the Borrower together with the fee itself pursuant to the aforegoing provision of clause 6.1.

6.3                     The Upfront Fee:

6.3.1               shall be paid by means of electronic funds transfer into such bank account as the Original Lender has previously notified to the Borrower; and

6.3.2               is, once paid, non-refundable.

7.                        Designation

This Amendment Agreement is hereby designated as a Finance Document by the Original Lender and the Borrower.

8.                        Signature

8.1                     This Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement as at the Signature Date.

8.2                     The persons signing this Amendment Agreement in a representative capacity warrant their authority to do so.

8.3                     The Parties record that it is not required for this Amendment Agreement to be valid and enforceable that a Party shall initial the pages of this Amendment Agreement and/or have its signature of this Amendment Agreement verified by a witness.

8.4                     This Amendment Agreement has been entered into on the Signature Date.

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SIGNATURES

DRDGOLD Limited as Borrower and Original Obligor	DRDGOLD Limited as Borrower and Original Obligor
represented by:	represented by:

Name:	Name:
Title:	Title:
Date:	Date:

Ergo Mining Proprietary Limited as Original Obligor and Hedge Counterparty	Ergo Mining Proprietary Limited as Original Obligor and Hedge Counterparty
represented by:	represented by:

Name:	Name:
Title:	Title:
Date:	Date:

Far West Gold Recoveries Proprietary Limited as Additional Guarantor	Far West Gold Recoveries Proprietary Limited as Additional Guarantor
represented by:	represented by:

Name:	Name:
Title:	Title:
Date:	Date:

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Absa Bank Limited (acting through its Corporate Investment Banking Division) as Mandated Lead Arranger and Original Lender	Absa Bank Limited (acting through its Corporate Investment Banking Division) as Mandated Lead Arranger and Original Lender
represented by:	represented by:

Name:	Name:
Title:	Title:
Date:	Date:

Absa Bank Limited (acting through its Corporate Investment Banking Division) as Hedge Provider	Absa Bank Limited (acting through its Corporate Investment Banking Division) as Hedge Provider
represented by:	represented by:

Name:	Name:
Title:	Title:
Date:	Date:

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Schedule 1
Guarantors

Name of Original Guarantors	Registration number (or equivalent, if any)
DRDGold Limited	1895/000926/06
ERGO Mining Proprietary Limited	2007/004886/07
Names of Additional Guarantors	Registration number (or equivalent, if any)
Far West Gold Recoveries Proprietary Limited	2017/449061/07

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Schedule 2
Conditions Precedent

1.                        Corporate authorisations

1.1                     A copy of a resolution of the board of directors of each Obligor:

1.1.1               approving the terms of, and the transactions contemplated by, this Amendment Agreement and resolving that it execute this Amendment Agreement and any other agreement or document in connection with this Amendment Agreement;

1.1.2               authorising a specified person or persons to execute this Amendment Agreement and any other agreement or document in connection with this Amendment Agreement; and

1.1.3               authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Amendment Agreement.

1.2                     To the extent required by the Companies Act or other applicable law, and with reference to the constitutional documents of an Obligor, a copy of a resolution duly passed by the holders of the issued shares of that Obligor, approving the terms of, and the transactions contemplated by this Amendment Agreement.

2.                        Finance Documents

The Original Lender has received a duly executed original or portable format file (PDF) of this Amendment Agreement. The Obligors must courier their duly executed “wet-ink” signatures to this Amendment Agreement to the Original Lender within 7 Business Days from the Amendment Date.

3.                        No material adverse effect

The Finance Parties are satisfied that no Material Adverse Effect has occurred.

4.                        Formalities Certificate

4.1                     A formalities certificate (in the form set out in Schedule 3) signed by a duly authorised officer of each Obligor stating that, amongst others:

4.1.1               the warranties and representations given by it in clause 18 (Representations) of the Revolving Credit Facility Agreement shall be correct in all material respects on the Amendment Date;

4.1.2               no Event of Default shall have occurred and be continuing as at the Amendment Date which is continuing;

4.1.3               as at the Amendment Date it is solvent and is able to meet its liabilities as and when they fall due; and

4.1.4               entering into this Amendment Agreement would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

4.2                     A certificate of an authorised signatory of each Obligor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Amendment Date.

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4.3                     A specimen of the signature of each person authorised by the resolutions referred to in paragraph 1 above to sign on behalf of an Obligor.

5.                        Legal opinion

5.1                     A legal opinion of ENS, legal advisers to the Obligors in South Africa, in a form acceptable to the Finance Parties.

5.2                     A legal opinion of CMS, legal advisers to the Finance Parties in South Africa, in a form acceptable to the Finance Parties.

6.                        Other documents and evidence

The Original Lender shall have received:

6.1                     a copy of any other authorisation or other document, opinion or assurance which Original Lender considers to be necessary in connection with the entry into and performance of the transactions contemplated by this Amendment Agreement or for the validity and enforceability of this Amendment Agreement or any other Finance Document; and

6.2                     evidence that the fees (including the Upfront Fee), any costs and expenses due from any Obligor have been paid or will be paid by the Amendment Date.

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Schedule 3
Formalities Certificate

To:                   Absa Bank Limited (acting through its Corporate and Investment Banking division)

15 Alice Lane

Sandton

2196

Attention:    Original Lender

________________ 2020

Dear Sirs

[•] Proprietary Limited Formalities Certificate

1.                        I, _________________________________, being a director of [•] (the Relevant Party) being duly authorised by the Relevant Party to deliver this certificate hereby make the following certifications on behalf of the Relevant Party.

2.                        Capitalised terms not otherwise defined herein shall, unless the context otherwise requires, have the meanings ascribed to them in

2.1                     the written agreement entitled Revolving Credit Facility Agreement entered into amongst Absa Bank Limited (acting through its Corporate and Investment Banking Division), DRDGold Limited and Ergo Mining Proprietary Limited on or about 1 August 2018 (as amended from time to time); and

2.2                     the written agreement entitled Second Addendum to the Revolving Credit Facility Agreement entered into on 1 August 2018 entered into on _____September 2020 (Addendum).

3.                        Authorised signatories

The signatures which appear below are the specimen signatures of each person authorised on behalf of the Relevant Party to execute the Addendum and to sign and/or despatch all documents and notices to be signed and/or

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despatched by it under or in connection with the Addendum. We certify that the specimen signatures appearing opposite their names are the true and correct signatures of such persons:

4.                        Name               Signature

[•]          ………………………………………………….

[•]          ………………………………………………….

5.                        Warranties and representations

The warranties and representations given by it in clause 18 (Representations) of the Revolving Credit Facility Agreement shall be correct in all material respects on the Amendment Date.

6.                        No default

No Event of Default shall have occurred and be continuing as at the Amendment Date.

7.                        Solvency

As at the Amendment Date, the Relevant Party is solvent and is able to meet its liabilities as and when they fall due.

8.                        No breach of limits

The entering into of the Addendum would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

9.                        True and complete copies

Each copy document relating to the Relevant Party referred to and provided to the Original Lender pursuant to this certificate and the Addendum is correct, complete and in full force and effect as at a date no earlier than the Amendment Date and that no such document has been amended, varied or superseded.

Yours faithfully

For and on behalf of

[•]

____________________________

Name:

Capacity:

Who warrants authority

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